UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  December 22, 2006
                                                       -------------------

                      PERFORMANCE CAPITAL MANAGEMENT, LLC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          CALIFORNIA             0 - 50235               03-0375751
       -----------------       ------------         -------------------
      (State or other          (Commission            (I.R.S. Employer
        Jurisdiction           File Number)         Identification No.)
      of incorporation)

             7001 VILLAGE DRIVE, SUITE 255
             BUENA PARK, CALIFORNIA                        90621
          ----------------------------------------       ----------
          (Address of principal executive offices)       (Zip Code)

     Registrant's telephone number, including area code:  (714) 736-3780
                                                         ----------------

          222 South Harbor Blvd, Suite 400, Anaheim, California  92805
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS.

On December 22, 2006, Performance Capital Management, LLC (the "Company") completed a Voluntary Sale Program (the "Program") under which the Company provided holders of 99 or fewer Units in the Company the opportunity to sell all of their Units to the Company at a price of $4.75 per Unit. The Program commenced on November 10, 2006. The number of Units accounted for as participating in the Program totaled 13,534, leaving 550,591 Units issued and outstanding. The total amount to be paid by the Company for those Units is approximately $64,287. A report on Form 8-K dated November 10, 2006, and filed on November 15, 2006, by the Company, discloses further details of the Program.


                           FORWARD-LOOKING STATEMENTS
                           --------------------------

Except for the historical information presented in this document, the matters discussed in this Form 8-K or otherwise incorporated by reference into this document contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements can be identified by the use of forward-looking terminology such as "believes," "plans," "expects," "may," "will," "intends," "should," "plan," "assume" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by Performance Capital Management, LLC. You should not place undue reliance on forward looking statements. Forward-looking statements involve risks and uncertainties. The actual results that we achieve may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and we assume no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by us in this report on Form 8-K and in our other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect our business.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PERFORMANCE CAPITAL MANAGEMENT, LLC


  December 29, 2006                     By:  /s/ William D. Constantino
---------------------                      -----------------------------
      (Date)                               William D. Constantino
                                           Its: Chief Officer of Legal Affairs